UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2025

JAAG ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-56715	38-4210123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1716 13 Avenue NW Calgary, AB, Canada	T2N 1L1
(Address of Principal Executive Offices)	(Zip Code)

(403)-616-7221
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

“JAAG” JAAG ENTERPRISES LTD. Announces Strategic Partnership to Develop AI-Driven Fashion App

On February 15, 2025, “JAAG” JAAG ENTERPRISES LTD. (“the Company”), entered into a strategic partnership with Synthesis Innovation Limited, a leading Asia innovator in artificial intelligence technologies, to develop a cutting-edge AI application for clothing design, suiting, and sales.

This groundbreaking collaboration aims to harness the power of AI to revolutionize the fashion industry by providing advanced design tools, personalized fitting solutions, and an efficient sales platform. By leveraging JAAG’s expertise in AI and Synthesis Innovation Limited’s extensive experience in the fashion sector, the app will offer unparalleled convenience and customization for both designers and consumers.

Strategic Importance and Market Opportunities

The global fashion industry is undergoing a significant transformation, driven by the increasing demand for personalized and innovative solutions. The Asia fashion market, in particular, is projected to reach USD 401.10 billion by 2025, experiencing a compound annual growth rate (CAGR) of 10% from 2024 to 2031. This AI app developed through this partnership is poised to address these market needs, offering:

Enhanced Design Capabilities: Utilize AI to streamline the design process, enabling designers to create unique, high-quality clothing with precision and speed.

Personalized Fitting Solutions: Provide consumers with custom-tailored recommendations based on their individual measurements and preferences, enhancing the shopping experience.

Efficient Sales Platform: Integrate seamless e-commerce functionalities to connect designers with a global customer base, driving sales growth.

Asia is home to some of the largest and fastest-growing fashion eCommerce markets, including China, South Korea, Japan, India, and Indonesia. South Korea, for instance, has over 60% of all fashion retail sales taking place online, while Indonesia recorded the highest growth in Asian fashion eCommerce, with a yearly increase of 23%.

This partnership aligns with JAAG’s strategic vision to expand its AI applications into high-growth industries, positioning the company as a key player in the future of fashion technology.”

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jaag Enterprises, Ltd.

February 18, 2025	By:	/s/ Peng Wu
Peng Wu, Chief Executive Officer

3